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                                                                     EXHIBIT 4.4

                        FORM OF COMMON STOCK CERTIFICATE

   NUMBER                                                        SHARES


COMMON STOCK         TITAN INTERNATIONAL, INC.             CUSIP 88830M 10 2
NO PAR VALUE                                            SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS
THE CERTIFICATE IS TRANSFERABLE EITHER IN CHICAGO, ILLINOIS OR IN NEW YORK, N.Y.

                    This certifies that ____________________

                  is the registered holder of ________________


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Titan International, Inc. (the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and any amendments thereto, to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


         Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
                      LASALLE BANK NATIONAL ASSOCIATION
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
                              TRANSFER AGENT
                              AND REGISTRAR        /s/ Cheri T. Holley      /s/ Maurice M. Taylor
                                                   --------------------     ---------------------


By
                       AUTHORIZED SIGNATURE             SECRETARY                  PRESIDENT

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                            [Reverse of Certificate]

                            TITAN INTERNATIONAL, INC.

         The Corporation will furnish without charge to each shareholder who so requests a full statement of the designation, relative rights, preferences and limitations of each class of stock of this Corporation authorized to be issued: the designation, relative rights, preferences and limitations of each series thereof so far as the same have been prescribed; and the authority of the Board of Directors of this Corporation to designate and prescribe the relative rights, preferences and limitations of other series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
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
TEN COM -- as tenants in common    UNIF GIFT MIN ACT - ______Custodian _________ UNIF TRAN MIN ACT -________ Custodian __________
TEN ENT  - as tenants by the entireties                (Cust)           (Minor)                      (Cust)              (Minor)
JT TEN   - as joint tenants with right of  survivorship
           and not as tenants in common                under Uniform Gifts to Minors               under Uniform Transfers to Minors
TOD      - transfer on death direction in event of     Act______________________                   Act______________________
           owner's death, to person named on face               (State)                                       (State)
           subjecty to STA TOD rules

                                   Additional abbreviations may also be used though not in the above list.

           For Value Received, __________________________ hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
      (PLEASE PRINT OR TYPEWRITE ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint _____________________________________________
Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.
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

Dated:_______________________________


                                                         ___________________________________________
                                                         Signature


                                                         ___________________________________________
                                                         Signature

In presence of _____________________________________     ______________________________________________
                                                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN                       CORRESPOND WITH THE NAME OF THE
ELIGIBLE GUARANTOR INSTITUTION (BANKS,                            SHAREHOLDER(S) AS WRITTEN UPON THE
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS                       FACE OF THE CERTIFICATE IN EVERY AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED                      PARTICULAR WITHOUT ALTERATION OR
SIGNATURE GUARANTEE MEDALLION PROGRAM),                           ENLARGEMENT OR ANY CHANGE
PURSUANT TO S.E.C. RULE 17Ad-15 .                                 WHATEVER.

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